EXHIBIT 10.2

OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of March 17, 2021 (this “Amendment”), among ORCC Financing III LLC, a Delaware limited liability company (the “Borrower”), Owl Rock Capital Corporation, as services provider (in such capacity, the “Services Provider”) and as equityholder (in such capacity, the “Equityholder”), Deutsche Bank AG, New York Branch (“DBNY”), as the facility agent (in such capacity, the “Facility Agent”), as an agent (in such capacity, an “Agent”) and as a committed lender (in such capacity, a “Lender”), State Street Bank and Trust Company, as collateral agent (the “Collateral Agent”), and Cortland Capital Market Services LLC, as collateral custodian (the “Collateral Custodian”).

WHEREAS, (i) the Borrower, the Equityholder, the Services Provider, the Facility Agent, DBNY, the other lenders party from time to time thereto, the Collateral Agent and the Collateral Custodian, are party to the Loan Financing and Servicing Agreement, dated as of December 14, 2018 (as amended and approved from time to time, the “Loan Agreement”), providing, among other things, for the making the Advances by the lenders to the Borrower and (ii) the Borrower, the Collateral Agent, as secured party, and State Street Bank and Trust Company, as securities intermediary (in such capacity, the “Securities Intermediary”) are party to the Account Control Agreement, dated as of December 14, 2018 (as amended and approved from time to time, the “Account Control Agreement”);

WHEREAS, (i) the Borrower, the Services Provider, the Equityholder, the DBNY and the Facility Agent desire to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein and (ii) the Borrower, the Collateral Agent and the Securities Intermediary have agreed to amend the Account Control Agreement in accordance with Section 6(b) of the Account Control Agreement, with the consent of the Facility Agent and the Services Provider in accordance Section 10.14 of the Loan Agreement, and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.Defined Terms.

  Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement and the Account Control Agreement.

SECTION 2.1.Amendments to the Loan Agreement.  As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-

underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto.

SECTION 2.2.Amendments to the Account Control Agreement.  As of the date of this Amendment, the Account Control Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix B hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1.The Borrower and the Services Provider hereby represent and warrant to each other party hereto that, as of the date first written above, (i) no Unmatured Facility Termination Event, Facility Termination Event, Unmatured Services Provider Event of Default or Services Provider Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Services Provider contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE V

Miscellaneous

SECTION 5.1.Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.Severability Clause.

  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.Ratification.

  Except as expressly amended hereby, each of the Loan Agreement and the Account Control Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of each of the Loan Agreement and the Account Control Agreement for all purposes.

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SECTION 5.4.Counterparts; Electronic Execution.

  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.  The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 5.5.Headings.

  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6.Direction to Collateral Agent and Collateral Custodian.

  The Borrower, the Services Provider, the Equityholder, the Facility Agent and Agents on behalf of the Lenders hereby request, direct and consent to the execution of this Amendment by the Collateral Agent and the Collateral Custodian. In executing this Amendment, the Collateral Agent and the Collateral Custodian shall have the rights, protections, immunities and indemnities granted to them under the Loan Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ORCC FINANCING III LLC, as Borrower

By:	Name: Title:

OWL ROCK CAPITAL CORPORATION, as Services Provider

By:	Name: Title:

OWL ROCK CAPITAL CORPORATION, as Equityholder

By:	Name: Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	Name: Title:
By:	Name: Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	Name: Title:
By:	Name: Title:

STATE STREET BANK AND TRUST COMPANY, as Collateral Agent

By:	Name: Title:

CORTLAND CAPITAL MARKET SERVICES LLC, as Collateral Custodian

By:	Name: Title:

APPENDIX A

APPENDIX B